Securities and Exchange Commission
Washington, DC 20549

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Form 8-K/A
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Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 14, 2000

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                             Vail Banks, Inc.
(Exact name of Registrant as Specified in Charter)

Colorado	000-25081	84-1250561
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

108 S. Frontage Road West, Suite 101 Vail, Colorado	81657
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:     (970) 476-2002

                                         Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

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          (a)         Financial Statements of Business Acquired. The following financial statements of Estes Bank Corporation ("Estes") and Subsidiary are incorporated by reference to the Registration Statement of Vail Banks, Inc. (the "Company") on Form S-4, SEC file number 333-38204, filed as of May 31, 2000:

o	Independent Auditors' Report on the Consolidated Financial Statements as of and for the Year Ended December 31, 1999.

o	Consolidated Balance Sheets as of March 31, 2000 (Unaudited) and December 31, 1999.

o	Consolidated Statements of Income for the Three Months Ended March 31, 2000 and 1999 (Unaudited) and the Year Ended December 31, 1999.

o	Consolidated Statement of Shareholders' Equity for the Year Ended December 31, 1999 and the Three Months Ended March 31, 2000 (Unaudited).

o	Consolidated Statements of Cash Flows for the Three Months Ended March 31, 2000 and 1999 (Unaudited) and the Year Ended December 31, 1999.

o	Notes to Consolidated Financial Statements.

           (b)         Pro Forma Financial Information. The following pro forma financial information is incorporated by reference to the Company's Registration Statement on Form S-4, SEC file number 333-38204, filed as of May 31, 2000:

o	Vail Banks, Inc. and Estes Bank Corporation Pro Forma Combined Balance Sheet as of March 31, 2000 (Unaudited).
o

Vail Banks, Inc. and Estes Bank Corporation Pro Forma Combined Statements of Income for the Three Months Ended March 31, 2000 and 1999 (Unaudited), and for the Year Ended December 31, 1999 (Unaudited).

o	Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

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          (c)          Exhibits.

         2.1        Agreement and Plan of Reorganization, dated as of March 21, 2000, by and between Estes, Jack G. Haselbush, Bradley D. Sishc, and the Company (incorporated by reference to Exhibit 2.1 to the Company's Registration Statement on Form S-4, SEC file number 333-38204, filed as of May 31, 2000).

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         23.1     Consent of Fortner Bayens Levkulich & Co., P.C.

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SIGNATURE

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

VAIL BANKS, INC.
(REGISTRANT)

By: /s/ Lisa M. Dillon
Name: Lisa M. Dillon
Title: Vice Chairman

Dated: August 23, 2000

EXHIBIT INDEX

Exhibit
Number	Description

2.1

Agreement and Plan of Reorganization, dated as of March 21, 2000, by and between Estes, Jack G. Haselbush, Bradley D. Sishc, and the Company (incorporated by reference to Exhibit 2.1 to the Company's Registration Statement on Form S-4, SEC file number 333-38204, filed as of May 31, 2000).

23.1	Consent of Fortner Bayens Levkulich & Co., P.C.